UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 18, 2011

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900 Foster City, CA		94404
(Address of principal executive offices)		(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 19, 2011, SciClone Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of NovaMed Pharmaceuticals, Inc. (“NovaMed”). This Amendment No. 2 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K to be filed by amendment no later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission. The audited financial statements required by Item 9.01(a) of Form 8-K were filed in Amendment No. 1 to the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited consolidated balance sheet of NovaMed and its subsidiary as of March 31, 2011, and the related consolidated statements of operations and cash flows for the periods ended March 31, 2011 and 2010 are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company and NovaMed is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A.

•	Unaudited pro forma condensed combined balance sheet as of March 31, 2011;

•	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the three months ended March 31, 2011; and

•	Notes to unaudited pro forma condensed combined financial information.

(d)	Exhibits.

Number	Description

99.1	Unaudited consolidated balance sheet of NovaMed and its subsidiary as of March 31, 2011, and the related consolidated statements of operations and cash flows for the periods ended March 31, 2011 and 2010

99.2	The following unaudited pro forma condensed combined financial information of the Company and NovaMed:

•	Unaudited pro forma condensed combined balance sheet as of March 31, 2011;

•	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the three months ended March 31, 2011; and

•	Notes to unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2011	SCICLONE PHARMACEUTICALS, INC.

	By:	/S/ GARY S. TITUS
Gary S. Titus
Chief Financial Officer and Senior Vice President, Finance

Exhibit Index

Exhibit No.	Description

99.1	Unaudited consolidated balance sheet of NovaMed and its subsidiary as of March 31, 2011, and the related consolidated statements of operations and cash flows for the periods ended March 31, 2011 and 2010

99.2	The following unaudited pro forma condensed combined financial information of the Company and NovaMed:

	•	Unaudited pro forma condensed combined balance sheet as of March 31, 2011;

	•	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the three months ended March 31, 2011; and

	•	Notes to unaudited pro forma condensed combined financial information,